Exhibit 99.1

On November 17, 2003, Agilent Technologies Inc. (NYSE: A) reported orders of $1.73 billion and revenue of $1.68 billion for the fiscal fourth quarter ended Oct. 31, 2003. During the quarter, the company reported GAAP net earnings of $13 million, or $0.03 per diluted share. This compares to a GAAP loss of $236 million, or $0.51 per share, in last year’s fourth quarter.

“We had a very good finish to a very tough year,” said Ned Barnholt, Agilent chairman, president and chief executive officer. “Orders, revenues and earnings all came in above expectations.”

The company ended the quarter with about $1.6 billion in cash and equivalents, up $177 million from the prior quarter. In the fourth quarter, inventories improved to below 100 days on hand for the first time in Agilent’s history. Capital spending of $57 million was $21 million below the level of depreciation.

During the fourth quarter, Agilent saw evidence of stronger economic activity reflected in several of its markets. Semiconductor Products orders were up 36 percent from one year ago to the highest level since early 2001. Automated Test segment orders were higher for the third consecutive quarter, reaching the highest level in three years. Life Sciences and Chemical Analysis orders were at record levels, 8 percent ahead of one year earlier. Activity in the Test and Measurement segment was somewhat weaker than the prior year because of continued softness in wireline telecom markets. Overall, the company’s book-to-bill ratio was 1.03 compared to 0.98 in the prior quarter and 0.86 one year ago.

About 40 percent of Agilent’s revenues today are tied to consumer electronics.

Segment Results

Test and Measurement

(in millions)

	Q4:F03	Q4:F02	Q3:F03
Orders	645	673	566
Revenues	631	747	613
Operating Profit(1)	(11)	(107)	(69)

Fourth-quarter Test and Measurement orders were 4 percent below one year ago and up 14 percent from the seasonally weak third quarter. By market segment, communications test orders were about flat from last year with continued weakness in wireline test offsetting a modest rise in wireless test. General purpose test orders were off about 6 percent from one year ago because of relative weakness in services and support. Revenues of $631 million were 16 percent below last year.

Aggressive restructuring continued to improve the operating performance of this segment. The fourth-quarter operating loss of $11 million was $96 million better than one year ago despite $116 million lower revenues. Compared to the third quarter, profits were improved by $58 million on only $18 million higher revenues.

Automated Test

(in millions)

	Q4:F03	Q4:F02	Q3:F03
Orders	260	151	251
Revenues	260	220	206
Operating Profit(1)	45	9	6

The Automated Test segment had another strong performance in the fourth quarter, with orders of $260 million up 72 percent from last year to the highest levels since the fourth quarter of 2000. Sequentially, orders were up 4 percent from already strong third quarter levels, with both semiconductor test and manufacturing test participating in the increase for the third consecutive quarter. Revenues of $260 million were 18 percent above last year and up 26 percent sequentially. Operating profits of $45 million, or 17 percent of revenues, compared to profits of $9 million one year ago and $6 million in the prior quarter.

Semiconductor Products

(in millions)

	Q4:F03	Q4:F02	Q3:F03
Orders	493	363	358
Revenues	463	471	380
Operating Profit(1)	40	21	(8)

Semiconductor Products saw an unexpected fourth-quarter surge in demand, with orders reaching $493 million, 36 percent above last year to the highest levels since early 2001. Sequentially, orders were up 38 percent. The strength was almost across the board, with personal systems orders up 35 percent from last year and networking systems up 37 percent. Fourth-quarter revenues of $463 million were down 2 percent from last year because of a sharp drop in the hardcopy ASIC business. Semiconductor Products’ book-to-bill ratio of 1.06 compares to 0.77 last year and 0.94 in the third quarter.

Segment operating performance continued to reflect the benefits of restructuring actions, better yields on new products and higher volumes. Operating profits in the quarter reached $40 million, essentially double last year on $8 million lower volume. Sequentially, profits were up $48 million on $83 million higher volume.

Life Sciences and Chemical Analysis

(in millions)

	Q4:F03	Q4:F02	Q3:F03
Orders	333	308	293
Revenues	321	298	303
Operating Profit(1)	53	43	41

Life Sciences and Chemical Analysis orders and revenues were at record levels in the fourth quarter, showing the second consecutive quarterly improvement after several quarters of relatively flat activity. Fourth-quarter orders of $333 million were up 8 percent from one year ago and up 14 percent sequentially. Revenues of $321 million were also 8 percent ahead of one year ago and 6 percent ahead of the third quarter. Segment profits of $53 million were also at record levels, $10 million above last year on $23 million higher volume and $12 million above the third quarter on $18 million higher volume.

(1)Before restructuring charges in all periods.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended October 31,		Percent Inc/(Dec)
	2003	2002
Orders	$1,731	$1,495	16%

Net revenue	$1,675	$1,736	(4)%
Costs and expenses:
Cost of products and services	964	1,164	(17)%
Research and development	221	322	(31)%
Selling, general and administrative	434	637	(32)%

Total costs and expenses	1,619	2,123	(24)%

Income (loss) from operations	56	(387)	114%

Other income (expense), net	21	13	62%

Income (loss) from continuing operations before taxes	77	(374)	121%

Provision (benefit) for taxes	64	(139)	(146)%

Income (loss) from continuing operations	13	(235)	106%

Loss from sale of discontinued operations, net of taxes	—	(1)

Net income (loss)	$13	$(236)	106%

Net income (loss) per share—Basic and diluted:

Income (loss) from continuing operations	$0.03	$(0.51)
Loss from sale of discontinued operations, net	—	(0.00)

Net income (loss)	$0.03	$(0.51)

Weighted average shares used in computing net income (loss) per share:
Basic	476	467
Diluted	481	467

Loss from sale of discontinued operations, net of taxes relate to the sale of our Healthcare Solutions group.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except per share amounts)

(Unaudited)

	Twelve Months Ended October 31,		Percent Inc/(Dec)
	2003	2002
Orders	$6,084	$6,013	1%

Net revenue	$6,056	$6,010	1%
Costs and expenses:
Cost of products and services	3,762	3,875	(3%)
Research and development	1,051	1,250	(16%)
Selling, general and administrative	1,968	2,492	(21%)

Total costs and expenses	6,781	7,617	(11%)

Loss from operations	(725)	(1,607)	55%
Other income (expense), net	35	60	(42%)

Loss from continuing operations before taxes	(690)	(1,547)	55%
Provision (benefit) for taxes	1,100	(525)	(310%)

Loss from continuing operations	(1,790)	(1,022)	(75%)
Loss from sale of discontinued operations, net of taxes	—	(10)

Loss before cumulative effect of accounting changes	(1,790)	(1,032)	(73%)
Cumulative effect of adopting SFAS No. 142	(268)	—

Net loss	$(2,058)	$(1,032)	(99%)

Net loss per share - Basic and diluted:
Loss from continuing operations	$(3.78)	$(2.20)
Loss from sale of discontinued operations, net	—	(0.02)
Cumulative effect of adopting SFAS No. 142, net	(0.57)	—

Net loss	$(4.35)	$(2.22)

Weighted average shares used in computing net loss per share:
Basic and diluted	473	465

Loss from sale of discontinued operations, net of taxes relate to the sale of our Healthcare Solutions group.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEET

(in millions, except par value and share amounts)

(Unaudited)

	October 31, 2003	October 31, 2002
ASSETS
Current assets:
Cash and cash equivalents	$1,607	$1,844
Accounts receivable, net	1,086	1,118
Inventory	995	1,184
Current deferred tax assets	10	462
Other current assets	191	272

Total current assets	3,889	4,880
Property, plant and equipment, net	1,447	1,579
Goodwill and other intangible assets, net	402	685
Long-term deferred tax assets	27	635
Other assets	532	424

Total assets	$6,297	$8,203

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$441	$451
Employee compensation and benefits	566	558
Deferred revenue	262	244
Income and other taxes payable	326	325
Other accrued liabilities	311	403

Total current liabilities	1,906	1,981

Senior convertible debentures	1,150	1,150
Other liabilities	417	445

Total liabilities	3,473	3,576

Commitments and contingencies	—	—

Stockholders’ equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 2 billion shares authorized; 476 million shares at October 31, 2003 and 467 million shares at October 31, 2002 issued and outstanding	5	5
Additional paid-in capital	4,984	4,872
Accumulated deficit	(2,160)	(101)
Accumulated comprehensive loss	(5)	(149)

Total stockholders’ equity	2,824	4,627

Total liabilities and stockholders’ equity	$6,297	$8,203

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In millions)

(Unaudited)

	Twelve months ended October 31, 2003	Three months ended October 31, 2003
Cash flows from operating activities:
Net (loss) income	$(2,058)	$13
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation	311	78
Amortization	51	11
Inventory-related charges	11	—
Deferred taxes	1,071	(14)
Asset impairment charges	91	2
Retirement plans curtailment loss	5	—
Net gain on sale of assets	(5)	—
Adoption of SFAS No. 142	268	—
Changes in assets and liabilities:
Accounts receivable	55	(106)
Inventory	169	57
Accounts payable	74	43
Employee compensation and benefits	(21)	96
Income taxes	(63)	134
Other current assets and liabilities	(6)	32
Other long-term assets and liabilities	(97)	(117)

Net cash (used in) provided by operating activities	(144)	229

Cash flows from investing activities:
Investments in property, plant and equipment	(205)	(57)
Dispositions of property, plant and equipment	6	—
Purchase of equity investments	(4)	—

Net cash used in investing activities	(203)	(57)

Cash flows from financing activities:
Issuance of common stock under employee stock plans	112	8
Net repayments of notes payable and short-term borrowings	(2)	(3)

Net cash provided by financing activities	110	5

Change in cash and cash equivalents	(237)	177

Cash and cash equivalents at beginning of period	1,844	1,430

Cash and cash equivalents at end of period	$1,607	$1,607

AGILENT TECHNOLOGIES, INC.

TEST AND MEASUREMENT INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended October 31, 2003	Three months ended July 31, 2003	Sequential % change	Three months ended October 31, 2002	Yr vs.Yr % change
Orders	$645	$566	14%	$673	(4%)
Net Revenue	$631	$613	3%	$747	(16%)
Loss from operations	$(11)	$(69)	84%	$(107)	90%

	Twelve months ended October 31, 2003	Twelve months ended October 31, 2002	Yr vs.Yr % change
Orders	$2,413	$2,549	(5%)
Net Revenue	$2,529	$2,612	(3%)
Loss from operations	$(315)	$(710)	56%

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

AUTOMATED TEST INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended October 31, 2003	Three months ended July 31, 2003	Sequential % change	Three months ended October 31, 2002	Yr vs. Yr % change
Orders	$260	$251	4%	$151	72%
Net Revenue	$260	$206	26%	$220	18%
Income from operations	$45	$6	650%	$9	400%

	Twelve months ended October 31, 2003	Twelve months ended October 31, 2002	Yr vs. Yr % change
Orders	$845	$745	13%
Net Revenue	$755	$706	7%
Loss from operations	$(34)	$(70)	51%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

SEMICONDUCTOR PRODUCTS INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended October 31, 2003	Three months ended July 31, 2003	Sequential % change	Three months ended October 31, 2002	Yr vs.Yr % change
Orders	$493	$358	38%	$363	36%
Net Revenue	$463	$380	22%	$471	(2%)
Income (loss) from operations	$40	$(8)	600%	$21	(90%)

	Twelve months ended October 31, 2003	Twelve months ended October 31, 2002	Yr vs.Yr % change
Orders	$1,652	$1,568	5%
Net Revenue	$1,586	$1,559	2%
Loss from operations	$(59)	$(115)	49%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

LIFE SCIENCES AND CHEMICAL ANALYSIS INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended October 31, 2003	Three months ended July 31, 2003	Sequential % change	Three months ended October 31, 2002	Yr vs.Yr % change
Orders	$333	$293	14%	$308	8%
Net Revenue	$321	$303	6%	$298	8%
Income from operations	$53	$41	29%	$43	23%

	Twelve months ended October 31, 2003	Twelve months ended October 31, 2002	Yr vs.Yr % change
Orders	$1,174	$1,151	2%
Net Revenue	$1,186	$1,133	5%
Income from operations	$148	$140	6%

Income from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

ORDERS AND NET REVENUE FROM OPERATIONS

BY GEOGRAPHY

(In millions, except percent changes)

(Unaudited)

	Three Months Ended October 31,		Percent Inc/(Dec)
	2003	2002
ORDERS
Americas	$665	$629	6%
Europe	337	296	14%
Asia Pacific	729	570	28%

Total	$1,731	$1,495	16%

NET REVENUE
Americas	$660	$713	(7%)
Europe	323	320	1%
Asia Pacific	692	703	(2%)

Total	$1,675	$1,736	(4%)

	Twelve Months Ended October 31,		Percent Inc/(Dec)
	2003	2002
ORDERS
Americas	$2,303	$2,539	(9%)
Europe	1,248	1,154	8%
Asia Pacific	2,533	2,320	9%

Total	$6,084	$6,013	1%

NET REVENUE
Americas	$2,347	2,553	(8%)
Europe	1,214	1,154	5%
Asia Pacific	2,495	2,303	8%

Total	$6,056	$6,010	1%

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.